UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 6, 2026
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FRESH DEL MONTE PRODUCE INC.
(Exact Name of Registrant as Specified in Charter)
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Cayman Islands	333-07708	N/A
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

c/o H&C Corporate Services Limited
P.O. Box 1569, 6th Floor, Athena Tower, 71 Fort Street
George Town, Grand Cayman, KY1-1110
Cayman Islands
(Address of Registrant's Principal Executive Office)
(305) 520-8400
(Registrant’s telephone number including area code)
Please send copies of notices and communications from the Securities and Exchange Commission to:
c/o Del Monte Fresh Produce Company
241 Sevilla Avenue
Coral Gables, Florida  33134
(Address of Registrant's U.S. Executive Office)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary Shares, $0.01 Par Value Per Share	FDP	New York Stock Exchange

Item 1.01 – Entry into a Material Definitive Agreement

On February 6, 2026, the U.S. Bankruptcy Court for the District of New Jersey (the “Court”) entered a sale order and approved the Asset Purchase Agreement (the “Asset Purchase Agreement”) by and among Fresh Del Monte Produce Inc. (the “Company” or “FDP” acting in its capacity as the Buyer thereunder), Del Monte Foods Holdings Limited and certain of its affiliates (collectively “Del Monte Foods”, acting in their capacity as the Seller thereunder). Under the Asset Purchase Agreement, the Company will acquire (i) the prepared and packaged foods businesses of Del Monte Foods comprising canned vegetable, tomato, and refrigerated fruit business assets operated under the Del Monte®, S&W®, Contadina®, Take Root Organics® trademarks, (ii) the bubble tea business operated under the Joyba® trademarks, (iii) four US facilities, two facilities in Mexico, and one facility in Venezuela and (iv) global ownership of the Del Monte® brand, which is subject to existing licensing arrangements across different regions and categories (the “Acquisition”). As disclosed previously, the Court selected the Company as the successful bidder, following a competitive bankruptcy auction process under Section 363 of the U.S. Bankruptcy Code.

The purchase price for the Acquisition is $285 million plus assumption of certain liabilities. The Company expects to fund the Acquisition with current cash on hand and availability under its existing revolving credit facility.

The Asset Purchase Agreement contains customary representations, warranties and covenants of the parties for a transaction involving the acquisition of assets owned by a debtor in bankruptcy. The Asset Purchase Agreement is also subject to the satisfaction of customary closing conditions, including, among other matters: (i) the absence of any law or governmental order prohibiting or preventing the consummation of the transactions contemplated by the Asset Purchase Agreement, (ii) the receipt of certain needed governmental approvals and authorizations, such as Hart-Scott-Rodino clearance, (iii) the accuracy of the representations and warranties and compliance with the covenants set forth in the Asset Purchase Agreement, each in all material respects, (iv) the absence of any material adverse effect on the business, and (v) the concurrent closing of two other bankruptcy sales unrelated to the Company by Del Monte Foods and its affiliates to buyers of other business units being sold by Del Monte Foods and its affiliate. The closing is expected to occur during the first quarter of 2026.

The Asset Purchase Agreement may be terminated by either party under certain circumstances, including, among others: (i) if the closing has not occurred on or before March 31, 2026 (unless extended under certain circumstances); (ii) if a court or other governmental entity has issued a final and non-appealable order prohibiting or enjoining the Acquisition; or (iii) upon a material uncured breach by the other party that would result in a failure of the conditions to the closing to be satisfied.

The foregoing description of the Asset Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the text of the Asset Purchase Agreement, which is attached as Exhibit 2.1 hereto and is incorporated by reference herein.

The Asset Purchase Agreement has been filed as Exhibit 2.1 to this report to provide investors and securities holders with information regarding its terms. It is not intended to provide any other factual information about the parties to the Asset Purchase Agreement or the business to be acquired. The Asset Purchase Agreement contains representations and warranties that the parties made solely for the benefit of each other. The assertions embodied in such representations and warranties are qualified by information contained in confidential disclosure schedules that the parties exchanged in connection with signing the Asset Purchase Agreement. In addition, these representations and warranties (i) may be intended not as statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove to be inaccurate, (ii) may apply materiality standards different from what may be viewed as material to investors and securities holders, and (iii) were made only as of the date of the Asset Purchase Agreement or as of such other date or dates as may be specified in the Asset Purchase Agreement. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Asset Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. Investors and securities holders are urged not to rely on such representations and warranties as characterizations of the actual state of facts or circumstances at this time or any other time.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Exhibit Description
2.1*	Asset Purchase Agreement dated as of February 6, 2026, by and among the Company, Del Monte Fresh Produce Company, Del Monte Foods Holding Limited and other parties listed as signatories thereto
104	Cover Page Interactive Data File (formatted as Inline XBRL).
*	Schedules and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. FDP agrees to furnish a supplemental copy of any omitted schedule or attachment to the SEC upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Fresh Del Monte Produce Inc.

Date:	February 12, 2026	/s/ Monica Vicente
Monica Vicente
Senior Vice President and Chief Financial Officer